PACE® Select Advisors Trust

November 2, 2021

Supplement to the prospectuses relating to Class A and Class Y shares (the "Multi-Class Prospectus"), Class P shares (the "Class P Prospectus") and Class P2 shares (the "Class P2 Prospectus") (collectively, the "Prospectuses") and the statements of additional information relating to Class A, Class Y and Class P shares (the "Multiclass SAI") and Class P2 shares (the "Class P2 SAI") (collectively, the "SAIs"), each dated November 27, 2020 (as revised June 11, 2021) or June 11, 2021 (as applicable), as supplemented.

Includes:

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information regarding the investment advisory arrangements for PACE Alternative Strategies Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust"). Wells Capital Management Incorporated ("WellsCap") had been a subadvisor to the fund since 2009. On November 1, 2021, a new parent company formed by GTCR LLC and Reverence Capital Partners, L.P. ("Allspring Global Investments Holdings, LLC") acquired 100% of the equity interests in Wells Fargo Asset Management Holdings, LLC, WellsCap's parent company, and WellsCap subsequently changed its name to Allspring Global Investments, LLC ("Allspring") (the "WellsCap Transaction"). Allspring Global Investments Holdings, LLC is indirectly owned by certain portfolio companies of GTCR LLC and Reverence Capital Partners, L.P. Subsequent to the closing of the WellsCap Transaction, the WellsCap investment team will operate under the Allspring name.

In connection with the WellsCap Transaction, and at the recommendation of UBS Asset Management (Americas) Inc., the fund's manager, the Board of Trustees of the fund recently approved a new sub-advisory agreement with Allspring. Accordingly, effective as of the close of business on November 1, 2021, Allspring began managing an allocated portion of the fund. The terms of the new sub-advisory agreement with Allspring are substantially identical to those of the former sub-advisory agreement with WellsCap. No material changes are expected to occur with respect to the management of Allspring's (formerly WellsCap's) allocated portion of the fund.

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

All references to "Wells Capital Management Incorporated" and "WellsCap" in the Prospectuses and SAI are hereby replaced with references to "Allspring Global Investments, LLC" and "Allspring", respectively. In addition, all biographical information relating to the relevant portfolio managers of the fund in the Prospectuses is updated to reflect their employment with Allspring.

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Risk/return bar chart and table" on page 73 of the Multi-Class Prospectus, page 76 of the Class P

ZS-1125

Prospectus and page 73 of the Class P2 Prospectus is revised by replacing the tenth sentence of the first paragraph of that section in its entirety with the following:

A predecessor entity of Allspring Global Investments, LLC ("Allspring") assumed day-to-day management of a separate portion of the fund's assets at the inception of the fund. Allspring assumed day-to-day management of a separate portion of the fund's assets on November 1, 2021.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Alternative Strategies Investments" beginning on page 99 of the Multiclass SAI and page 98 of the Class P2 SAI is revised by replacing the second paragraph of that section with the following:

Allspring is a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain portfolio companies of GTCR LLC and Reverence Capital Partners, L.P. Prior to November 1, 2021, Allspring was known as Wells Capital Management Incorporated and was a direct wholly-owned subsidiary of Wells Fargo Asset Management Holdings, LLC, which was an indirect wholly-owned subsidiary of Wells Fargo & Company.

The section captioned "Proxy voting policies and procedures" and currently sub-captioned "PACE Alternative Strategies Investments—Wells Capital Management Incorporated, First Quadrant, L.P., Sirios Capital Management, L.P., Aviva Investors Americas LLC, PCJ Investment Counsel Ltd., Kettle Hill Capital Management, LLC, DLD Asset Management, LP and Magnetar Asset Management LLC." beginning on page 150 of the Multiclass SAI and page 140 of the Class P2 SAI is revised by replacing the first sub-section of that section in its entirety with the following:

Allspring Global Investments, LLC.

Allspring has adopted these policies and procedures to ensure that proxies are voted in the best interests of clients and investment product investors, without regard to any relationship that any affiliated person of Allspring or the investment product (or an affiliated person of such affiliated person) may have with the issuer.

Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies for each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested. Allspring has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolio managed are exercised, so that these rights are exclusively reserved to the relevant investment product and its investors.

Major Requirements

Proxy Administrator:

The proxy voting process is administered by Allspring's Operations department ("Proxy Administrator"), who reports to Allspring's Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the policies and procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The proxy Administrator in conjunction with the Allspring Proxy Governance Committee reviews the continuing appropriateness of the policies and procedures set forth herein, and recommends revisions as necessary.

Third Party Voting Vendor:

Allspring has retrained a third-party proxy voting service, ISS, to assist in the implementation of certain proxy voting-related functions including: 1) providing research on proxy matters, 2) providing technology to facilitate the sharing of research and discussions related to proxy votes, 3) vote proxies in accordance with Allspring's guidelines, 4) handle administrative and reporting items, 5) maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, Allspring retains the responsibility for proxy voting decisions.

Proxy Committee:

The Allspring Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these policies and procedures. The Allspring Proxy Governance Committee shall coordinate with Allspring Compliance to monitor ISS, the proxy voting agent currently retained by Allspring, to determine that ISS is accurately applying the policies and procedures as set forth herein and operates as an independent proxy voting agent. Allspring's vendor oversight process includes an assessment of ISS's policies and procedures, including conflict controls and monitoring, receipt and review of routine performance-related demonstrations and assessments, and some sample testing, if appropriate. The Allspring Proxy Governance Committee shall review the continuing appropriateness of the policies and procedures set forth herein. The Allspring Proxy Governance Committee may delegate certain powers and responsibilities to proxy voting working groups. The Allspring Proxy Governance Committee reviews and, in accordance with these policies and procedures, votes on issuer that have been escalated from the Proxy Voting working groups. Members of the Allspring Proxy Governance committee also oversee the implementation of Allspring Proxy Governance Committee recommendations for the respective function areas in Allspring that they represent.

Proxy Voting Due Diligence Working Group:

Among other delegated matters, the proxy voting Due Diligence Working Group ("DDWG"), in accordance with these policies and procedures, reviews and votes on routine proxy proposals that it considers under these policies and procedures in a timely manner. If necessary, the DDWG escalates issues to the Allspring Proxy Governance Committee that are determined to be material by the DDWG or otherwise in accordance with these policies and procedures. The DDWG coordinates with Allspring's investment analytics and compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions:

The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as need and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at the that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the policies and procedures.

Membership:

Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Allspring Proxy Governance Committee are identified in the Allspring Proxy Charter. Changes to the membership of the Allspring Proxy Governance Committee will be made only with approval of the Allspring Proxy Governance committee. Upon departure from Allspring, a member's position on the Allspring Proxy Governance Committee will automatically terminate.

Policy Description—Methodology

Voting procedures:

Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:

1)  First, any voting items related to Allspring "Top of House" voting principles (as described below under the heading "Allspring Proxy Voting Principles/Guidelines") will generally be voted in accordance with a custom voting policy with ISS ("Custom Policy") designed to implement the Allspring's Top-of-House principles.2

2)  Second, any voting items for meetings deemed of "high importance"3 (e.g., proxy contests, mergers and acquisitions, capitalization proposals and anti-takeover proposals) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance Committee) for case-by-case review and vote determination.

3)  Third, with respect to any voting items where ISS Sustainability Voting Guidelines4 provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a)  The Allspring investment analytics team5 evaluates the matter for materiality and any other relevant considerations.

b)  If the investment analytics team recommends further review, the voting item is then referred to the portfolio management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance Committee) for case-by-case review and vote determination

c)  If the investment analytics team does not recommend further review, the mater is voted in accordance with ISS Standard Voting Guidelines.

4)  Fourth, any remaining proposals are voted in accordance with the ISS Standard Voting Guidelines.6

Commitment to the Principles of Responsible Investment:

As a signatory to the Principles for Responsible Investment, Allspring has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under the voting procedures above, Allspring considers ISS Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company's long-term shareholder value.

1  Where provisions of the Investment Company Act specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the Investment Company Act) ("Third Party Fund Holding Voting Matters") held by a fund should be voted, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of such fund accordingly.

2  The Allspring Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the DDWG (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.

3  The term "high importance" is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses.

4  ISS Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

5  The Investment Analytics team comprises of approximately 35 team members, focused on equity and fixed income risk analytics, mutual fund risk analytics, counterparty risk analytics, model documentation, scientific learning and portfolio analytics (including portfolio characteristics, portfolio construction research, multi-asset class risk analytics, and ESG analytics). The team and its processes serve a similar function as an investment risk committee and reports into the Allspring Chief Investment Officer.

6  The voting of proxies for Taft Hartley clients may incorporate the use of ISS Taft Hartley voting guidelines.

Voting Discretion:

In all cases, the Allspring Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these policies and procedures. In cases where a proxy item is forwarded by ISS to the Allspring Proxy Governance Committee or a working group thereof, the Allspring Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of (i) independent research and voting recommendations provided by ISS or other independent sources, (ii) input from the investment sub-adviser responsible for purchasing the security, and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input:

The Allspring Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and fund sub-advisers on specific proxy voting issuers as it deems appropriate. In addition, portfolio management teams or fund sub-advisers may proactively make recommendations to the Allspring Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and investment product advisers and sub-advisers may make a case to vote against the ISS or Allspring Proxy Governance Committee's recommendation (which is described under voting procedures above). Any portfolio management team or investment product adviser's or sub-adviser's opinion should be documented in a brief write-up for consideration by DDWG who will determine, or escalate to the Allspring Proxy Governance Committee, the final voting decision.

Consistent Voting:

Proxies will be voted consistently on the same matter when securities of an issuer are held by multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley, ISS Guidelines or custom proxy guidelines).

Escalation & Exemptions

This policy cannot account for every possible situation. To address a situation not covered by this policy, request a change to this policy or the related standards, or recommend an alternative practice, business managers will contact the group control executive or applicable senior manager for the risk area (or delegate) and the policy manager.

The policy manager will work with the requesting business to address the needs and escalate the request as necessary. The discussion may result in an exception request, exemption request, change to existing policy, alternate policy or directive for the business to comply with existing policy. If the business does not agree with the decision, or if the policy manager determines the risk warrants further escalation, matters will be escalated to the policy director as appropriate.

Governance and Oversight

Allspring Top-of-House Proxy Voting Principles/Guidelines:

The following reflects Allspring's Top-of-House Voting Principles in effect as of the date hereof. Allspring has put in place a custom voting policy with ISS to implement these voting principles.

Allspring believes that boards of directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. Allspring recognizes that the optimal board size and governance structure can vary by company size, industry region of operation, and circumstances specific to the company.

•  Allspring generally votes for the election of directors in uncontested elections. Allspring reserves the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•  Allspring generally votes for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•  Generally speaking, Allspring believes directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•  Allspring generally supports adopting a declassified board structure for public operating and holding companies. Allspring reserves the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•  Allspring generally supports annual election of directors of public operating and holding companies. Allspring reserves the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•  Allspring believes a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.

Allspring believes it is the responsibility of a board of directors to create, enhance and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•  Allspring believes that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. Allspring will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests

•  Allspring believes that directors of public operating and holding companies be elected by a majority of the shares voted. Allspring reserves the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. Allspring will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•  Allspring believes a simple majority voting standard should be required to pass proposals. Allspring will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•  Allspring believes that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general Allspring supports market-standardized proxy access proposals and Allspring will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•  Allspring believes that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general Allspring supports the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. Allspring will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.

Practical Limitations to Proxy Voting

While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs)

Shares on Loan

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the investment products, if the Allspring Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss of lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking

Proxy voting in certain countries requires 'share blocking'. Shareholders wishing to vote their proxies must deposit their shares with a designated depository before the date of the meetings. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest

Allspring always seeks to place the interests of our clients first and to identify and manage any conflict of interest, including those that arise from proxy voting or engagement. Allspring acts as a fiduciary with respect to its asset management activities and therefore Allspring must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates (such as a sub-advisor or principal underwriter) have other relationships with the issuer of the proxy. This type of conflict is generally mitigated by the information barriers between Allspring and its affiliates and its commitment as a fiduciary to independent judgement. However, when the Allspring Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the Allspring Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1.  Instructing ISS to vote in accordance with its recommendation;

2.  Disclosing the conflict to the relevant board and obtaining its consent before voting;

3.  Submitting the matter to the relevant board to exercise its authority to vote on such matter;

4.  Engaging and independent fiduciary who will direct the vote on such matter;

5.  Consulting with legal and compliance and, if necessary outside legal counsel for guidance on resolving the conflict of interest;

6.  Voting in proportion to other shareholders ("mirror voting") following consultation with the relevant board if the conflict pertains to a matter involving a portfolio holding of a fund; or

7.  Voting in other ways that are consistent with Allspring's obligation to vote in the best interests of its clients.

Vendor oversight:

The Allspring Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as Allspring with its "Policy and Disclosure of significant ISS Relationships" and tools to provide transparency of those relationships.

Policy Reviews and Ad Hoc Meetings

The Allspring Proxy Governance Committee meets quarterly to review this policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Allspring Proxy Governance Committee or Allspring's Chief Compliance Officer. The Allspring Proxy Governance Committee includes representation from portfolio management, operations, investment analytics and in a non-voting consultative capacity, compliance.

Related policies

US Regulation:

These policies and procedures have been written in compliance with Rule (206(4)-6 of the Investment Advisors Act of 1940.

Disclosure of policies and procedures:

A summary of the proxy voting policy and procedures are disclosed on Allspring's website. In addition, Allspring will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of Allspring's other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results

Allspring will provide to clients proxy statements and any records as to how Allspring voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager to request a record of proxies voted on their behalf.

Allspring will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, Allspring has a general policy of not disclosing to any issuer or third party how its separate account client proxies are voted.

Records Retention

The Allspring Proxy Administrator will maintain the following records relating to the implementation of the policies and procedures:

•  A copy of these proxy voting policies and procedures;

•  Proxy statements received for client securities (which will be satisfied by relying on ISS;

•  Records of votes cast on behalf of investment products and separate account clients (which ISS maintains on behalf of Allspring);

•  Records of each written client request for proxy voting records and Allspring's written response to any client request (written or oral) for such records; and

•  Any documents prepared by Allspring or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of Allspring's in an easily accessible place for a period of six years.

The section captioned "Portfolio managers" and currently sub-captioned "PACE Alternative Strategies Investments—Wells Capital Management Incorporated, First Quadrant, L.P., Sirios Capital Management, L.P., Aviva Investors Americas LLC, PCJ Investment Counsel Ltd., Kettle Hill Capital Management, LLC, DLD Asset Management, LP and Magnetar Asset Management LLC." beginning on page 220 of the SAI and on page 210 of the Class P2 SAI is revised by replacing the first sub-section of that section in its entirety with the following:

Allspring Global Investments, LLC.

Allspring uses a team approach in managing its portion of the fund's portfolio. Dennis Bein, Harindra de Silva and David Krider are the portfolio managers primarily responsible for the day-to-day management of Allspring's allocated portion of the fund's assets. The following tables provide information relating to other accounts managed by the portfolio managers as of July 31, 2021:

Dennis Bein:	Registered investment companies	Other pooled investment vehicles		Other accounts
Number of Accounts Managed	20	14		13
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	*	1
Assets Managed (in millions)	$5,735.91	$5,349.59		$4,018.25
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$99.22		$21.08

*  accounts within a pooled fund that do pay a performance-based fee

Harindra de Silva:	Registered investment companies	Other pooled investment vehicles		Other accounts
Number of Accounts Managed	20	15		16
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	*	1
Assets Managed (in millions)	$5,735.91	$5,435.79		$4,117.04
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$99.22		$21.08

*  accounts within a pooled fund that do pay a performance-based fee

David Krider:	Registered investment companies	Other pooled investment vehicles		Other accounts
Number of Accounts Managed	5	10		4
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	*	1
Assets Managed (in millions)	$1,671.95	$4,074.65		$837.07
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$99.22		$21.08

*  accounts within a pooled fund that do pay a performance-based fee

Potential conflicts of interest. Allspring and its officers, employees and beneficial owners shall be free from time to time to acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, "Managed Accounts"), in transactions which may or may not correspond with transactions effected or positions held in the fund. It is understood that when Allspring determines that it would be appropriate for the fund and one or more Managed Accounts to participate in an investment opportunity, Allspring will seek to execute orders for the fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of the fund and other Managed Accounts is not assured. In such situations, Allspring may (but is not be required to) place orders for the fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, Allspring may cause the fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, Allspring may allocate the securities traded among the fund and other Managed Accounts in a manner which it considers equitable, taking into account the size of the order placed for the fund and each other Managed Account as well as any other factors which it deems relevant.

Certain of the Managed Accounts that Allspring advises may sell securities short, including securities with respect to which other Managed Accounts hold long positions. The portfolio managers and traders for these Managed Accounts are not separated from the rest of Allspring's investment personnel and therefore have access to full information about Allspring's investment research and the investment decisions and strategies being employed for the Managed Accounts. These Managed Accounts pay Allspring management fees at rates comparable to and in some cases lower than those paid by the fund and other Managed Accounts. Allspring also receives a significant share of any profits earned by certain of the Managed Accounts as incentive compensation. As a result, Allspring may have a conflict between its own interests and the interests of other Allspring investment advisory clients in managing the portfolios of certain of these Managed Accounts.

Compensation. Allspring's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of Allspring in terms of profitability; the overall success of the department or team; and an individual's contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather to each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

Ownership of fund shares. As of July 31, 2021, the portfolio managers did not own shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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